UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2023 (August 4, 2023)

RMG ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40013	98-1574120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403 5775 Collins Avenue Miami Beach, Florida	33140
(Address of principal executive offices)	(Zip Code)

(786) 359-4103
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RMGCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	RMGC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	RMGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K (this “Current Report”) under the headings “Proposal 1” and “Proposal 2” is incorporated by reference into this Item 5.03 to the extent required.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On August 4, 2023, RMG Acquisition Corp. III, a Cayman Islands exempted company (“RMG III”) held an extraordinary general meeting (the “Extraordinary General Meeting”), at which holders of RMG III’s 12,328,435 ordinary shares, comprised of RMG III’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares” or “public shares”), and RMG III’s Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 94.88% of the voting power of the 12,993,402 issued and outstanding ordinary shares of RMG III, comprised of 918,402 Class A Ordinary Shares and 12,075,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on July 18, 2023, which was the record date (the “Record Date”) for the Extraordinary General Meeting. RMG III’s shareholders of record as of the close of business on the Record Date are referred to herein as “Shareholders”. In connection with the Extension (as defined below), a total of 16 Shareholders have elected to redeem an aggregate of 282,624 Class A Ordinary Shares, representing approximately 30.98% of the issued and outstanding Class A Ordinary Shares. A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by special resolution, the proposal to amend and restate RMG III’s Amended and Restated Memorandum and Articles of Association (the “Charter”) in the form set forth in Annex A of the proxy statement to extend the date by which RMG III must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in RMG III’s initial public offering, from August 9, 2023 to February 9, 2024 (the “Extension,” and such proposal, the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,292,852	35,483	100	-

Proposal 2

The Shareholders approved, by special resolution, the proposal to amend and restate RMG III’s Charter in the form set forth in Annex A of the proxy statement to eliminate from the Charter the limitation that the RMG III shall not redeem public shares to the extent that such redemption would cause the RMG III’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation”, such amendment, the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”). The Redemption Limitation Amendment allows RMG III to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
12,292,852	35,483	100	-

The Extension Proposal and the Redemption Limitation Amendment Proposal were cross conditional on each other. On August 4, 2023, to effectuate the Extension and the Redemption Limitation Amendment, RMG III filed with the Cayman Islands Registrar of Companies the Third Amended and Restated Memorandum and Articles of Association of RMG III (the “Third A&R Charter”). The foregoing description of the Third A&R Charter does not purport to be complete and is qualified in its entirety by the terms of the Third A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 3

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, was not presented at the Extraordinary General Meeting, as the Extension Proposal and the Redemption Limitation Amendment Proposal received a sufficient number of votes for approval.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between RMG III and H2B2 Electrolysis Technologies, Inc. (“H2B2” and, such business combination, the “Business Combination”). RMG III has filed a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus (the “Registration Statement” and, such proxy statement/prospectus, the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”). A definitive Proxy Statement/Prospectus will be mailed to RMG III’s shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: RMG Acquisition Corp. III, 57 Ocean, Suite 403, 5775 Collins Ave, Miami Beach, Florida 33140.

This communication may be deemed to be offering or solicitation material in respect of the Business Combination, which will be submitted to the shareholders of RMG III for their consideration. RMG III urges investors, shareholders and other interested persons to carefully read the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the Business Combination, because these documents will contain important information about RMG III, H2B2 and the Business Combination.

Participants in the Solicitation

RMG III and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of RMG III and a description of their interests in RMG III and the Business Combination are set forth in RMG III’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 18, 2023 and the Registration Statement. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions on the United States Private Securities Litigation Reform Act of 1995 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements including, without limitation, regarding RMG III’s financial position, business strategy, the plans and objectives of management for future operations and RMG III’s previously-announced business combination with H2B2. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of RMG III’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 18, 2023, RMG III’s subsequent Quarterly Reports on Form 10-Q, RMG III’s preliminary prospectus/proxy statement included in the Registration Statement originally filed by RMG III with the SEC on July 6, 2023, as amended from time to time, and elsewhere in RMG III’s filings with the SEC. RMG III’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, RMG III disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Memorandum and Articles of Association of RMG III.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2023

RMG ACQUISITION CORP. III

By:	/s/ Robert S. Mancini
Name:	Robert S. Mancini
Title:	Chief Executive Officer